UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 11, 2015

INNSUITES HOSPITALITY TRUST

(Exact Name of Registrant as Specified in Charter)

Ohio	001-07062	34-6647590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

InnSuites Hotels Centre, 1625 E. Northern Avenue,
Suite 105, Phoenix, AZ	85020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code    (602) 944-1500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective February 5, 2015, InnSuites Hospitality Trust (the “Company” or “IHT”) adopted the 2015 IHT Equity Incentive Plan pursuant to which, subject to shareholder approval, up to 1,600,000 options of shares of beneficial interest of the Company are authorized to be issued pursuant to the grant of stock options, stock appreciation rights, restricted shares, restricted share units or other share-based units, filed as Exhibit 10.1, hereto and incorporated herein by reference. The purpose of the 2015 IHT Equity Incentive Plans is to promote the interests of the Company and its shareholders by providing certain employees and members of the Board of Trustees, who are largely responsible for the management and growth of the fast growing subsidiary of the Company, IBC Hotels, LLC, with incentives and rewards to encourage them to continue in the service of the Company.

On February 5, 2015, the Company granted to Pamela Barnhill, IHT President, Vice Chairperson of the Board of Trustees, Chief Operating Officer and IBC Hotels Founder and President, pursuant to the Company’s 2015 IHT Equity Incentive Plan, a four year option for the purchase of 1,000,000 shares of shares of beneficial interest of the Company at an exercise price of $3.50 per share, exercisable to the extent of vesting of the stock options and Generally Accepted Accounting Principles (“GAAP”) pre-tax profits of IBC Hotels, LLC which must be greater than or equal to Performance Objectives described in the InnSuites Hospitality Trust Nonqualified Stock Option Agreement (“Option Agreement”), filed as Exhibit 10.2, hereto and incorporated herein by reference.

Item 8.01	Other Events

As of February 5, 2015, the Company has received $2,435,000 for the sale of non-controlling interest units in Yuma Hospitality Properties, LLLP (“Yuma entity”), which operates the Yuma hotel property. Rare Earth Financial, LLC agreed to either purchase or bring in other investors to purchase up to 398 units or $3,980,000, which represents approximately 49% of the outstanding partnership units in the Yuma entity which was approved by the Board of Trustees on October 24, 2014.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

10.1	2015 IHT Equity Incentive Plan, adopted by the IHT Board of Trustees on February 5, 2015

10.2	InnSuites Hospitality Trust Nonqualified Stock Option Agreement, dated as of February 5, 2015, between InnSuites Hospitality Trust and Pamela Barnhill.

99.1	February 11, 2015 IHT Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InnSuites Hospitality Trust

By:  /s/ Adam B. Remis

Adam B. Remis

Chief Financial Officer

 Date:  February 11, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.1	2015 IHT Equity Incentive Plan, adopted by the IHT Board of Trustees on February 5, 2015

10.2	InnSuites Hospitality Trust Nonqualified Stock Option Agreement, dated as of February 5, 2015, between InnSuites Hospitality Trust and Pamela Barnhill.

99.1	February 11, 2015 IHT Press Release